Note 41 (Tables)	6 Months Ended
Jun. 30, 2024
Impairment or reversal of impairment on financial assets not measured at fair value through profit or loss [Abstract]
Impairment or reversal of impairment on financial assets not measured at fair value through profit or loss or net gains by modification [Table Text Block]
The breakdown of impairment or reversal of impairment on financial assets not measured at fair value through profit or loss or net gains by modification by the nature of those assets in the condensed consolidated income statements is as follows:

Impairment or reversal of impairment on financial assets not measured at fair value through profit or loss or net gains by modification (Millions of Euros)
	June 2024	June 2023
Financial assets at fair value through other comprehensive income - Debt securities	59	35
Financial assets at amortized cost	2,781	1,958
Of which: recovery of written-off assets by cash collection	(211)	(174)
Total	2,839	1,993